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                                                            EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                ------------------------------------------






As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 2-97934, No. 33-11415, No. 33-42974, No. 33-50723, No. 33-58633 and No. 333-11501.



                                         /s/ Arthur Andersen LLP


Hartford, Connecticut
March 26, 1997